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                                                                    EXHIBIT 10.7

                EXHIBIT A TO FINANCING STATEMENT ON FORM UCC-1


DEBTOR:                  See signature page hereof

SECURED PARTY:           Heller Financial Leasing, Inc.
                         Commercial Equipment Finance
                         500 West Monroe Street
                         Chicago, Illinois 60661
                         Attn: Portfolio Manager

IDENTIFIED SITES:  Each of the following shall be "Identified Sites":

                         (1)  2516 Colorado Boulevard, Los Angeles, California
                         (2)  7131 Van Nuys Boulevard, Van Nuys, California
                         (3)  710 S. Western Avenue, Los Angeles, California
                         (4)  1323 N. Highland Avenue, Los Angeles, California
                         (5)  1353 Willow Pass Road, Concord, California
                         (6)  665 San Pablo Avenue, Albany, California

The foregoing Identified Sites are located at the real property more particularly described on Exhibit A-1 attached hereto.
                          -----------

This Financing Statement may be executed in several original counterparts. To facilitate filing and recording, there may be omitted from certain counterparts parts of Exhibit A-1 hereto which contain specific descriptions of the real
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property for each of the Identified Sites, which relate to land located in cities, towns, counties or parishes other than the city, town, county or parish in which this particular counterpart is to be filed or recorded. A complete copy of this Financing Statement is being filed for record in the Secretary of State's Office for the State of California. The counterpart of this Financing Statement filed therein, contains all of the Exhibits A-1 relating to each of
                                             ------------
the Identified Sites. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument; provided, however, Secured Party shall also have the option to exercise all rights and remedies available to Secured Party hereunder and under applicable law as though each counterpart hereof were a separate security instrument covering only the portions of the Collateral located in the city, town, county or parish wherein such counterpart is recorded.
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COLLATERAL:    The UCC Financing Statement, Form UCC-1, to which this Exhibit A is attached and forms a part covers as collateral security all of Debtor's right, title and interest in the following property, whether now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

     (a) any "equipment" as such term is defined in the Uniform Commercial Code (as in effect on the date hereof in any relevant jurisdiction the laws of which govern the perfection of security interests hereunder, the "Code"), that is located on the Identified Sites, now or hereafter owned or acquired by the Debtor, and in any event shall mean and include, but not be limited to, all goods used or bought for use in connection with any present or future operation of the Identified Sites (as defined below) or any other business conducted by the Debtor at the Identified Sites and not included within the Inventory, including machinery, fixtures, computers, furnishings, furniture, appliances, tools, and supplies, together with all present and future additions, attachments, accessions thereto, all replacements, improvements and betterments thereof and all substitutions therefore (the "Equipment") excluding that which is encumbered by a Permitted Lien as defined in paragraph (f) of the definition of Permitted Liens and pursuant to said Lien no junior Lien is permitted without the consent of the lienholder and said consent has not been obtained;

     (b) any "inventory" as such term is defined in the Code, that is located on the Identified Sites, now or hereafter owned or acquired by the Debtor, and all additions and accessions thereto, replacements therefor, products thereof and documents therefor (the "Inventory");

     (c) any "general intangibles" as such term is defined in the Code, that is located on or arises out of the Identified Sites, now or hereafter owned or acquired by the Debtor, all proceeds and products thereof, and in any event shall include, but not be limited to, all accounts (as such term is defined in the Code, the "Accounts"), "instruments" (as such term is defined in the Code, the "Instruments"), "contracts" (as such term is defined in the Code), chattel paper now owned or hereafter acquired by the Debtor that arises out of the Identified Sites, acknowledgments, licenses, leases, permits, Government Approvals (as defined below), filings, consents, and approvals, plans, data, blueprints, designs, drawings, surveys, notices, renewals, modifications, supplements, extensions, and rights corresponding thereto, and all Equipment manuals, powers (including powers of attorney), benefits, and remedies relating thereto or arising in connection therewith, and all choses in action, rights to refund and other claims against any person used in or arising out of Debtor's business at the Identified Sites (the "General Intangibles");

     (d) all right, title and interest of the Debtor in, to, under or derived from all buildings, structures, facilities and other improvements of every kind and description now or hereafter located on the Identified Sites, including, without limitation, all parking areas, roads, driveways, walks, fences, walls, drainage facilities and other site improvements, all water, sanitary and storm sewer, drainage,

                                       2.
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electricity, steam, gas, telephone and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire, protection and sprinkler, surveillance and security, public address and communication equipment and systems, all awnings, floor coverings, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of Equipment and personal property of every kind and description now or hereafter located on the Identified Sites or attached to the improvements which by the nature of their location thereon or attachment thereto are real property under applicable law; and including all materials intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, Equipment, fixtures, structures and improvements, all of which materials shall be deemed to be part of the Identified Sites immediately upon delivery thereof on the Identified Sites and to be part of the Improvements immediately upon their incorporation therein (the "Improvements");

     (e) all documents of title as defined in the Code or other receipts of the Debtor covering, evidencing or representing Inventory or Equipment (the "Documents");

     (f) all Accounts, rents, royalties, issues, profits, revenues, earnings, income and other benefits, instruments, documents, securities, cash or property
(i) derived from the Collateral or otherwise from the Identified Sites, (ii) arising from the ownership, operation or management of the Identified Sites or any item of Collateral or (iii) derived from the Debtor as seller in, to, under any agreement, contract, understanding or arrangement pursuant to which the Debtors has obtained the agreement of any person to purchase any part of the Property, the Identified Sites or the Collateral or any interest therein and all income, profits, benefits, avails, advantages and claims against guarantors under any thereof;

     (g) all other tangible personal property of the Debtor existing and to be acquired, constructed, installed, completed, operated and maintained on the Identified Sites;

     (h) all extensions, improvements, betterments, renewals, accessions, substitutes and replacements of, and all additions and appurtenances to, any and all of the foregoing, now owned or hereafter acquired by or released to the Debtor or constructed, assembled or placed by the Debtor on/or in the Identified Sites or any other location at which the Debtor conducts business that relates to or arises out of the Identified Sites and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be; and

     (i) all Proceeds and products of any and all of the above items (a) through (h).

     Notwithstanding the foregoing, Collateral shall not include any fixtures, furniture or equipment located at Borrower's corporate headquarters, 6101 West Centinela Avenue, Culver City, California 90230, and utilized in connection with the corporate office activities of Borrower.

                                       3.
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     For purposes hereof, the following terms shall have the following meanings:
(1) "Permitted Liens" and "Liens" shall have the meaning given thereto in that certain Loan and Security Agreement dated as of the date hereof between Debtor and Secured Party; (2) "Governmental Approvals" means authorizations, consents, approvals, waivers, exemptions, variances, franchises, permissions, permits and licenses of, and filings and declarations with, any federal, state, local, or municipal governmental authority; (3) "Property" or "Properties" means the property or properties subject from time to time to the each of the mortgage(s) or deed(s) of trust ("Mortgage") dated as of the date hereof which may have been executed by the Debtor in favor of the Secured Party; (4) "Site(s)" means each of the parcel(s) of land on which the franchise business(es) of the Debtor are located (i) which are subject to a Mortgage and/or (ii) which are identified above; (5) "Motor Vehicles" means all motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership; (6) "Intellectual Property" means collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral owned by Debtor that are associated with the Identified Sites, together with (i) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of the Debtor; and (ii) all licenses or user or other agreements granted to the Debtor with respect to any of the foregoing; (7) "Copyright Collateral" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto; (8) "Patent Collateral" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world; (9) "Trademark Collateral" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark; and (10) "Proceeds" means all "proceeds," as such term is defined in the Code and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to or on behalf of the Debtor or the Identified Sites from time to time with respect to any of the Collateral or Property; (ii) any and all payments and awards (in any form whatsoever) made or due and payable to the Debtor or the Identified Sites from time to time in connection with any requisition, confiscation, condemnation, seizure, taking or forfeiture of all or any part of Collateral or Property by any Governmental Authority; and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or Property.

                                       4.
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     IF FILED IN THE REAL ESTATE RECORDS OF THE JURISDICTION IN WHICH THE REAL
PROPERTY IS LOCATED, THIS FINANCING STATEMENT IS FILED AS A FIXTURE FILING. The filing, however, does not constitute an admission that the goods are or are to become fixtures. The filing is intended merely to protect the parties hereto from unwarranted assertions by third parties that the goods are other than personal property.

     IN WITNESS WHEREOF, the undersigned has duly executed this Financing Statement as of the date first written above.

                                  DEBTOR:

                                  SIZZLER USA RESTAURANTS, INC., a Delaware corporation

                                  By:   ______________________________
                                        Name: ________________________
                                        Its:  ________________________

                                  Address:

                                  6101 West Centinela Avenue
                                  Culver City,California 90230
                                  Attention: Beth Arnold
                                  Tax I.D. No.: 95-2548114

                                       5.
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                  EXHIBIT B FINANCING STATEMENT ON FORM UCC-1


                                   ADDITIONAL DEBTORS:

                                   SIZZLER USA, INC.,
                                   a Delaware corportion

                                   By:  _____________________________
                                        Name: _______________________
                                        Its:  _______________________


                                   Address:
                                   6101 W. Centinela Avenue
                                   Culver City, California 90230
                                   Attn: Beth Arnold
                                   Tax ID No. 95-4632165


                                   SIZZLER USA REAL PROPERTY, INC.,
                                   a Delaware corporation


                                   By:  _____________________________
                                        Name: _______________________
                                        Its:  _______________________


                                   Address:
                                   6101 W. Centinela Avenue
                                   Culver City, California 90230
                                   Attn: Beth Arnold
                                   Tax ID No. 95-4532171